U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 7, 2007

MIKRON INFRARED, INC.
(Exact name of issuer as specified in its charter)

New Jersey	0-15486	22-1895668
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

16 Thornton Road, Oakland, New Jersey 07436
(Address and Zip Code of Principal Executive Offices)

(201) 405-0900
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 7, 2007, we completed our merger with Red Acquisition Corporation (the “Buyer Subsidiary”), which is a wholly owned subsidiary of LumaSense Technologies, Inc. (the “Buyer”). Pursuant to that merger, which was completed pursuant to the definitive agreement and plan of merger (the “Agreement”) that we entered into with the Buyer and the Buyer Subsidiary on February 8, 2007, we became a wholly owned subsidiary of the Buyer.

In accordance with the New Jersey Business Corporation Act, a special meeting of our shareholders was held on May 4, 2007. At that meeting, shareholders holding 3,541,735 shares, or 63.4%, of our 5,588,556 outstanding shares of common stock were present in person or by proxy. A proposal to approve the Agreement was approved by our shareholders by a vote of 3,338,320 shares cast in favor thereof, and 194,795 shares cast against such proposal with 8,620 votes abstaining.

The merger became effective on May 7, 2007 upon the filing of a certificate of merger with the New Jersey Secretary of State. At that time, each share of our common stock, other than shares held in our treasury or owned by the Buyer Subsidiary, the Buyer or any wholly owned subsidiary of the Buyer or us, was converted into the right to receive $11.50 in cash, without interest. The Buyer has engaged the services of our transfer agent, American Stock Transfer & Trust Company, to serve as paying agent of the merger consideration to our shareholders.

Also on May 7, 2007, the Buyer issued a press release reporting the completion of the merger. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

We intend to delist our shares of common stock from the Nasdaq Capital Market and withdraw our registration under Section 12(b) of the Securities Exchange Act of 1934 effective May 21, 2007. On May 8, 2007, pursuant to Nasdaq Marketplace Rule 4380 (b) (1), we posted a notice on our website and issued a press release announcing our intention to delist our shares. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

(a) Financial statements of businesses acquired — none

(b) Pro forma financial information — none

(c) Exhibits

Number   Description

99.1	Press release of LumaSense Technologies, Inc. announcing the completion of its acquisition of the Registrant.

99.2	Press release of Mikron Infrared, Inc. announcing its intention to delist its shares of Common Stock from the Nasdaq Capital Market

Signature

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mikron Infrared, Inc.

Date: May 8, 2007	By:	/s/ Gerald D. Posner

Gerald D. Posner, President

Exhibit Index

Number   Description

99.1	Press release of LumaSense Technologies, Inc. announcing the completion of its acquisition of the Registrant.

99.2	Press release of Mikron Infrared, Inc. announcing its intention to delist its shares of Common Stock from the Nasdaq Capital Market